CALAMOS® FAMILY OF FUNDS

Supplement dated April 1, 2020 to the

CALAMOS® FAMILY OF FUNDS Prospectus and the Statement of Additional Information, each dated February 28, 2020

Effective April 1, 2020, the table listing the Growth Fund’s portfolio managers on page 45 of the Prospectus is deleted and replaced with the following:

PORTFOLIO MANAGER/FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
R. Matthew Freund	since April 2020	SVP, Sr. Co-Portfolio Manager
Michael Grant	3 years	SVP, Sr. Co-Portfolio Manager

Effective March 31, 2020, the Calamos International Growth Fund’s secondary benchmark index will change from the MSCI ACWI ex-US Growth (USD) Index to the MSCI ACWI ex-US (USD) Index. The Average Annual Total Return table on page 67 of the Prospectus shall be replaced in its entirety as follows:

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.19
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	3.16.05
Load Adjusted Return before taxes		23.17%	5.47%	6.04%	6.62%
Class C	3.16.05
Load Adjusted Return before taxes		27.39%	5.70%	5.76%	6.17%
Class I	3.16.05
Return before taxes		29.69%	6.76%	6.82%	7.24%
Return after taxes on distributions*		29.69%	6.08%	6.21%	6.80%
Return after taxes on distributions and sale of Fund shares*		17.57%	5.30%	5.50%	6.05%
Class R6	9.17.18
Load Adjusted Return before taxes		29.73%	N/A	N/A	6.29%
MSCI EAFE Growth Index		28.43%	8.13%	7.34%	6.15%
MSCI ACWI ex-US Index		22.13%	6.01%	5.45%	5.58%

* Returns after taxes for Class I are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

The MSCI ACWI ex US Index is designed to measure the equity market performance of companies outside of the United States in developed and emerging markets. The MSCI ACWI ex US Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Effective March 31, 2020, the Calamos Global Equity Fund’s secondary benchmark index will change from the MSCI ACWI Growth (USD) Index to the MSCI ACWI (USD) Index. The Average Annual Total Return table and the description of the index on page 77 of the Prospectus shall be replaced in its entirety as follows:

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.19
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	3.1.07
Load Adjusted Return before taxes		22.97%	7.75%	8.80%	7.13%
Class C	3.1.07
Load Adjusted Return before taxes		27.17%	7.97%	8.52%	6.74%
Class I	3.1.07
Return before taxes		29.41%	9.07%	9.61%	7.82%
Return after taxes on distributions*		27.34%	6.78%	7.86%	6.36%
Return after taxes on distributions and sale of Fund shares*		19.00%	6.85%	7.58%	6.14%
MSCI World Index		28.40%	9.36%	10.08%	6.46%
MSCI ACWI Index		27.30%	9.00%	9.37%	6.21%

*	Returns after taxes for Class I are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

The MSCI ACWI (USD) Index is designed to measure the equity market performance of companies in developed and emerging markets. The MSCI ACWI (USD) Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Effective immediately, the risk titled “Recent Market Events” under the subsection “What are the principal risks that apply to all of the Funds?” in the section “Additional Information About Investment Strategies and Related Risks” on page 107 of the Prospectus is deleted and replaced with the following:

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the recent coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remained, and risks to a robust resumption of growth persisted. Federal Reserve policy, including with respect to certain interest rates may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”) (“Brexit”). On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending in December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds, markets may be further disrupted. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. See “Risk Factors — Fund Risks — Recent Market Events.”

The “Team Approach to Management” section beginning on page 123 of the Prospectus is deleted in its entirety and replaced with the following:

For all Funds, except Growth Fund:

Team Approach to Management. Calamos Advisors employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of CALAMOS ADVISORS’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;
•	Promotes collaboration between teams; and
•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.
•	Establish firm-wide secular and cyclical themes for review.
•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraints.
•	Evaluate firm-wide and portfolio investment performance.
•	Evaluate firm-wide and portfolio hedging policies and execution.
•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr., Founder, Chairman and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. R. Matthew Freund, Michael Grant, John Hillenbrand, Nick Niziolek, Eli Pars, Brandon Nelson, and Jon Vacko are each Sr. Co-Portfolio Managers; Dennis Cogan, Jason Hill, David O’Donohue, Joe Wysocki, Chuck Carmody, Ryan Isherwood, John Saf and Jimmy Young are each Co-Portfolio Managers; and Brad Jackson, Michael Kassab, and Bill Rubin are each Associate Portfolio Managers for the Funds for which each has been so designated. Sr. Co-Portfolio Managers, Co-Portfolio Managers, and Associate Portfolio Managers are collectively referred to within this registration statement as “Portfolio Managers”.

For Growth Fund only:

John P. Calamos Sr., R. Matthew Freund and Michael Grant are the lead portfolio managers for the Fund. As lead portfolio managers, Messrs. Calamos, Freund and Grant have responsibility for allocating the portfolio across the market capitalization spectrum, sectors and geographies within the portfolio’s eligible investment universe and reviewing the overall composition of the portfolio to ensure compliance with its stated investment objective. Messrs. Calamos, Freund and Grant also have access to members of the investment team, each of whom may be at certain times, at the discretion of the lead portfolio managers, allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction.

Effective immediately, the following is added to the Appendix of the prospectus, which begins on page 184:

Oppenheimer Prospectus Disclosure

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

-

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-	Shares purchased by or through a 529 Plan
-	Shares purchased through a OPCO affiliated investment advisory program
-	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
-

Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

-

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

-	Employees and registered representatives of OPCO or its affiliates and their family members
-	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

-	Death or disability of the shareholder
-	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
-	Return of excess contributions from an IRA Account
-	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the prospectus
-	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

-	Breakpoints as described in this prospectus.
-

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Effective immediately, the subsection titled “Recent Market Conditions” in the section titled “Investment Practices” on page 33 of the Statement of Additional Information is deleted and replaced with the following:

RECENT MARKET CONDITIONS

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. Both domestic and international equity and fixed income markets experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Reduced liquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in some issuers having more difficulty obtaining financing and ultimately may lead to a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events, and the potential for continuing market turbulence, may have an adverse effect on each Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Funds invest.

The situation in the financial markets in the past decade called for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that continues to unfold. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that may be unforeseeable. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. Clearinghouses and futures commission merchants have broad rights to increase margin requirements for existing cleared transactions or to terminate cleared transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse may have an effect on the performance of a Fund.

Under rules adopted under the Dodd-Frank Act, certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

The European Union (and some other countries) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. The new requirements may result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin. The Fund is subject to variation margin requirements under such rules and the Fund may become subject to initial margin requirements under such rules in 2020.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Funds’ investments may be negatively affected.

European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the European Union and/or the Eurozone and, in the latter case, the reversion of those countries to their national currencies. Defaults by Economic Monetary Union member countries on sovereign debt, as well as any future discussions about exits from the Eurozone, may negatively affect a Fund’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally. In addition, on June 23, 2016, voters in the United Kingdom decided in a referendum that the nation would leave the European Union (“Brexit”). The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds markets may be further disrupted. The consequences of the United Kingdom’s or another country’s exit from the European Union and/or Eurozone could also threaten the stability of the euro for remaining countries and could negatively affect the financial markets of other countries in the European region and beyond.

Effective March 26, 2020, Stephen Atkins is Treasurer of Calamos Investment Trust (the “Trust”). The section titled “Management—Officers” in the Statement of Additional Information is hereby amended to include the following information about the new officer and to delete information pertaining to Dave Vanisko:

Name and Year of Birth	Position(s) with Trust	Principal Occupation(s)
Stephen Atkins (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

In addition, the twenty-third paragraph in the section titled “Investment Advisory Services” on page 56 of the Statement of Additional Information is hereby deleted and replaced with the following paragraph:

Calamos Advisors is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC. As of December 31, 2019, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC (“CPL”). CPL was owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr., is an affiliated person of the Funds and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos Advisors. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson and Stephen Atkins are affiliated persons of the Funds and Calamos Advisors by virtue of their positions as Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; and Treasurer; of the Trust; respectively, and as Chief Executive Officer; President and Head of Global Distribution; Chief Financial Officer; Senior Vice President, General Counsel and Secretary; and Senior Vice President, Head of Fund Administration of Calamos Advisors, respectively.

The first six paragraphs and the two Other Accounts Managed tables in the “Team Approach to Management” section on pages 60-62 of the Statement of Additional Information are deleted and replaced with the following:

For all Funds, except Growth Fund:

TEAM APPROACH TO MANAGEMENT

Calamos Advisors employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our Team of Teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it: • Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and
•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.
•	Establish firm-wide secular and cyclical themes for review.
•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.
•	Review firm-wide, portfolio and individual security liquidity constraints.

•	Evaluate firm-wide and portfolio investment performance.
•	Evaluate firm-wide and portfolio hedging policies and execution.
•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr., Founder, Chairman and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. R. Matthew Freund, Michael Grant, John Hillenbrand, Nick Niziolek, Eli Pars, Brandon Nelson, and Jon Vacko are each Sr. Co-Portfolio Managers; Dennis Cogan, Jason Hill, David O’Donohue, Joe Wysocki, Chuck Carmody, Ryan Isherwood, John Saf, and Jimmy Young are each Co-Portfolio Managers; and Brad Jackson, Michael Kassab, and Bill Rubin are each Associate Portfolio Managers for the Funds for which each has been so designated. Sr. Co-Portfolio Managers, Co-Portfolio Managers, and Associate Portfolio Managers are collectively referred to within this registration statement as “Portfolio Managers”.

For Growth Fund only:

John P. Calamos Sr., R. Matthew Freund and Michael Grant are the lead portfolio managers for the Fund. As lead portfolio managers, Messrs. Calamos, Freund and Grant have responsibility for allocating the portfolio across the market capitalization spectrum, sectors and geographies within the portfolio’s eligible investment universe and reviewing the overall composition of the portfolio to ensure compliance with its stated investment objective. Messrs. Calamos, Freund and Grant also have access to members of the investment team, each of whom may be at certain times, at the discretion of the lead portfolio managers, allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction.

For all Funds:

The Global CIO, and Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts as of October 31, 2019 is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2019

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	22	20,948,430,824	7	602,462,665	2,987	2,146,154,412
R. Matthew Freund (4)	13	10,219,327,480	1	236,209,807	2,314	1,637,267,916
Michael Grant	2	2,190,592,168	0	—	668	463,812,450
John Hillenbrand (1)(3)	19	11,936,190,360	7	602,462,665	2,987	2,146,154,412
Nick Niziolek	10	6,865,778,886	6	366,252,858	2,078	888,330,672
Eli Pars	18	19,428,325,425	7	602,462,665	2,319	1,682,341,962
Brandon Nelson	2	89,825,087	2	91,173,253	5	153,739,440
Jon Vacko (1)(3)	19	11,936,190,360	7	602,462,665	2,987	2,146,154,412
Dennis Cogan	10	6,865,778,886	6	366,252,858	2,078	888,330,672
Jason Hill	2	8,952,117,228	0	—	0	—
David O’Donohue	2	8,952,117,228	0	—	0	—
Joe Wysocki	11	9,923,291,097	4	586,193,466	2,182	1,045,109,351
Chuck Carmody	3	323,228,497	0	—	132	592,158,565
Ryan Isherwood	1	9,366,263	2	91,173,253	5	153,739,440
John Saf	1	218,153,027	0	—	0	—
Jimmy Young	2	8,952,117,228	0	—	0	—
Brad Jackson (2)	0	—	0	—	494	333,032,740
Michael Kassab (2)	0	—	0	—	0	—
Bill Rubin (2)	0	—	0	—	494	333,032,740

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2019

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	285,877,403	0	—	0	—
R. Matthew Freund (4)	0	—	0	—	0	—
Michael Grant	0	—	0	—	0	—
John Hillenbrand (1)(3)	2	285,877,403	0	—	0	—
Nick Niziolek	2	285,877,403	0	—	0	—
Eli Pars	2	285,877,403	0	—	0	—
Brandon Nelson	0	—	0	—	0	—
Jon Vacko (1)(3)	2	285,877,403	0	—	0	—
Dennis Cogan	2	285,877,403	0	—	0	—
Jason Hill	0	—	0	—	0	—
David O’Donohue	0	—	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
Chuck Carmody	0	—	0	—	0	—
Ryan Isherwood	0	—	0	—	0	—
John Saf	0	—	0	—	0	—
Jimmy Young	0	—	0	—	0	—
Brad Jackson (2)	0	—	0	—	0	—
Michael Kassab (2)	0	—	0	—	0	—
Bill Rubin (2)	0	—	0	—	0	—

(1) John Hillenbrand and Jon Vacko are removed from Select Fund as of February 28, 2020.

(2) Brad Jackson, Michael Kassab, and Bill Rubin are added to Select Fund as of February 28, 2020.

(3) John Hillenbrand and Jon Vacko are removed from Growth Fund as of April 1, 2020.

(4) R. Matthew Freund is added to Growth Fund as of April 1, 2020.

Please retain this supplement for future reference.